FORUM FUNDS

                       BROWN ADVISORY SMALL CAP VALUE FUND


                        Supplement Dated March 8, 2004 to
                        Prospectus Dated October 31, 2003


On page 2 of the Prospectus, in the section captioned "Principal Investment Strategies," the first paragraph is replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of small companies that are traded primarily in the U.S. securities markets ("80% Policy"). Small companies are typically those whose market capitalizations are less than $2.5 billion at the time of their purchase.